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                                                                    Exhibit 23.1
                               ARTHUR ANDERSEN LLP







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


LifeCell Corporation.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1999 included in LifeCell Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                     /s/ Arthur Andersen
                                                     ARTHUR ANDERSEN LLP

Houston, Texas
January 13, 2000